Quest Resource Corporation Pinnacle Merger Update February 2008 Exhibit 99.1 Filed by Quest Resource Corporation Pursuant to Rule 425 under the Securities Act of 1933 Subject Company: Pinnacle Gas Resources, Inc. Commission File No.:333-149094

1 Investor Information About Forward Looking Statements In the interest of providing Quest Resource Corporation ("Quest", "QRCP", or the "Company") shareholders and potential investors with information regarding the Company, including management's assessment of the Company's future plans and operations, certain statements set forth in this presentation are forward- looking within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company's future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. In addition, forward- looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "project," "estimate," "anticipate," "believe," or "continue" or the negative thereof or similar terminology. Although any forward-looking statements contained in this presentation are to the knowledge or in the judgment of the officers and directors of the Company, believed to be reasonable, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual performance and financial results in future periods to differ materially from any projection, estimate or forecasted result. Some of the key factors that may cause actual results to vary from those the Company expects include inherent uncertainties in interpreting engineering and reserve or production data; operating hazards; the effect of weather and other natural and economic forces on the Company's drilling operations and production; fluctuations in oil and natural gas prices in response to changes in supply; competition from other companies with greater resources; environmental and other government regulations; defects in title to properties; increases in the Company's cost of borrowing or inability or unavailability of capital resources to fund capital expenditures; and other risks. Please refer to the Company's filings on www.sec.gov. Corporate Information Quest Resource Corporation Nasdaq Ticker Symbol: QRCP Corporate Headquarters 210 Park Avenue, Suite 2750 Oklahoma City, OK 73102 (405) 600-7704 (main) www.qrcp.net Investor Contact Jack Collins EVP of Investor Relations (405) 702-7460 jcollins@qrcp.net

2 Additional Information QUEST RESOURCE CORPORATION ("QUEST") AND PINNACLE GAS RESOURCES, INC. ("PINNACLE") WILL FILE A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING QUEST, PINNACLE AND THE MERGER OF QUEST AND PINNACLE. A DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WILL BE SENT TO SECURITY HOLDERS OF QUEST SEEKING THEIR APPROVAL OF THE ISSUANCE OF QUEST COMMON STOCK IN THE MERGER AND TO THE SECURITY HOLDERS OF PINNACLE SEEKING THEIR APPROVAL OF THE MERGER. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND OTHER DOCUMENTS FILED BY QUEST AND PINNACLE WITH THE SEC AT THE SEC'S WEBSITE AT WWW.SEC.GOV. THIS PRESENTATION IS NOT A SOLICITATION OF A PROXY FROM ANY SECURITY HOLDER OF QUEST OR PINNACLE AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION. THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO QUEST) MAY ALSO BE OBTAINED FOR FREE FROM QUEST BY DIRECTING A REQUEST TO QUEST RESOURCE CORPORATION, 210 PARK AVENUE, SUITE 2750, OKLAHOMA CITY, OKLAHOMA, 73102, ATTENTION JACK COLLINS; TELEPHONE: (405) 702-7460; E-MAIL: JCOLLINS@QRCP.NET. THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO PINNACLE) MAY ALSO BE OBTAINED FOR FREE FROM PINNACLE BY DIRECTING A REQUEST TO PINNACLE GAS RESOURCES, INC., I E. ALGER, SHERIDAN, WYOMING 82801, ATTENTION: RONALD BARNES; TELEPHONE: (307) 673-9710; E-MAIL: RBARNES@PINNACLEGAS.COM. Quest, its directors and executive officers, certain members of its management and certain of its employees may be considered "participants in the solicitation" of proxies from Quest's stockholders in connection with the merger. Information regarding such persons and a description of their interest in the merger is contained in the preliminary joint proxy statement/prospectus filed by Quest with the SEC on February 7, 2008 (the "Preliminary Joint Proxy Statement/Prospectus"). You may obtain a free copy of the Preliminary Joint Proxy Statement/Prospectus at the SEC's website at www.sec.gov. Information concerning beneficial ownership of Quest stock by its directors and certain of its executive officers is also included in the Preliminary Joint Proxy Statement/Prospectus. Pinnacle, its directors and executive officers, certain members of its management and certain of its employees may be considered "participants in the solicitation" of proxies from Pinnacle's stockholders in connection with the merger. Information regarding such persons and a description of their interest in the merger is contained in the Preliminary Joint Proxy Statement/Prospectus. Information concerning beneficial ownership of Pinnacle stock by its directors and certain of its executive officers is also included in the Preliminary Joint Proxy Statement/Prospectus. Cautionary Note to U.S. Investors -- The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions, except that such estimates may be included in documents relating to a merger where such estimates have been provided to the other party in connection with the merger. We use certain terms in this presentation, such as Probable (2P) Reserves and Possible (3P) Reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC, except as noted above. U.S. Investors are urged to consider closely the disclosure in our Form S-4, File No. 333-149094, available from us at to Quest Resource Corporation, 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma, 73102, attention Jack Collins; telephone: (405) 702-7460; e-mail: jcollins@qrcp.net. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

3 Overview Pinnacle Gas Resources, Inc. Merger Update Merger Rationale Valuation Considerations Structural Overview Asset Overview Rocky Mountain Operating Challenges Growth Strategy

4 Why Merge with Pinnacle? Compelling valuation opportunity Probable reserve risk arbitrage Amount paid for 3P reserves is a fraction of similar transactions Large, undeveloped acreage position with extensive proved, probable, possible (3P) reserves Larger market capitalization should lead to increased trading liquidity and better capital market access - providing more financial flexibility QRCP is uniquely suited to develop PINN assets Drilling & completion techniques nearly identical to those QRCP has used to drill ~1,200 wells in past two years Geographic diversification Bolsters MLP growth potential Quest Midstream Partners, L.P. and Quest Energy Partners, L.P. drop-down potential Retain majority board and management representation

5 FBR Fairness Opinion Analysis Comparative M&A Analysis - $/Mcfe of Reserves (1) (1) 14 mergers and acquisitions transactions between April 14, 2005 and July 17, 2007 with a combined value of $14 billion involving companies operating in businesses deemed by FBR to be relevant in the Rocky Mountain region and with R/P ratios less than 13x.

6 EBITDA Net Income (1) Respective contributions of revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA") and net income for projected calendar years 2008, 2009 and 2010, based upon the projected financial results of Quest and Pinnacle used by FBR in connection with their fairness opinion. The analysis was based on forward commodity prices of $8.00 per mcfe for the calendar years 2008, 2009 and 2010. FBR Fairness Opinion Analysis Contribution Analysis - EBITDA & Net Income (1)

7 Reserves PV-10 (1) Respective contributions of reserves and PV-10 values, including proved (1P), proved and probable (2P) and proved, probable and possible (3P) based upon preliminary December 31, 2007 reserve reports of Quest and Pinnacle used by FBR in connection with their fairness opinion. FBR Fairness Opinion Analysis Contribution Analysis - Reserves & PV-10 (1)

PINN Historical Valuation - Enterprise Value/Reserves (1) 8 (1) Proved, probable (2P) and possible (3P) based upon Pinnacle's preliminary December 31, 2007 reserve report used by FBR in connection with their fairness opinion. EV/2P EV/3P

9 Peer Group Multiple Comparison (2008 EV/EBITDA) QRCP multiples exceed peer group medians Source: FBR Capital Markets Note: See Appendix for additional information

10 Peer Group Multiple Comparison (EV/Reserves) EV/Proved EV/3P Source: FBR Capital Markets Note: See Appendix for additional information

11 Revision to Transaction Terms QRCP requested updated forecasts from PINN in December 2007. QRCP & financial advisor concluded there were material differences compared to forecast supplied in connection with approval of merger in 10/07 PINN made the business decision to curtail drilling in 4Q07 Lower Rocky Mountain gas prices Takeaway capacity issues Financial impacts of drilling curtailment Production and cash flow forecasts extended into later periods Certain reserve data affected Cash conserved Bolster transaction support

12 Structural Overview - Post Merger Quest Resource Corporation (Nasdaq: QRCP) Quest Midstream Partners, L.P. Quest Energy Partners, L.P. (Nasdaq: QELP) 35.7% LP Interest 1.7% GP Interest 55.9% LP Interest 2% GP Interest Est. 2008 Distributions: $23 mm to $25 mm Quest Shareholders 60.5% Pinnacle Shareholders 39.5%

13 Transaction Terms Key Conditions QRCP & PINN stockholder approval Quest lender approval Form S-4 becomes effective No Solicitation Provisions Six Member Board of Directors Four QRCP (Cash, Garrison, Rateau, Damon) Two Pinnacle (Cabes & Schnabel), both independent Termination Provisions Mutual written consent Either party - not consummated by 5/16/08, shareholders reject, government action Breach of merger agreement Adverse recommendation change: $5 mm to PINN (if QRCP does not have a superior proposal and no PINN material adverse effect); $3 mm by either party under other conditions

14 Combined Asset Summary Large, diversified, high quality property portfolio ~840,000 net acres 7,500 3P drilling locations Extensive Resource Potential Proved reserves of ~150 Bcfe (1) 3P reserves of ~900 Bcfe (1) Attractive PV-10 Value (1) Proved PV-10 of ~$270 mm, or $7/share 3P PV-10 of ~$1.1 bln, or $28/share Successful development should close gap (1) Based on preliminary December 31, 2007 reserve reports of Quest and Pinnacle used by FBR in connection with their fairness opinion.

15 Powder and Green River Basin Land Summary Source: Pinnacle Gas Resources, Inc. Powder River Basin 461,000 Gross, 284,000 Net Green River Basin 33,000 Gross, 32,000 Net

16 Powder River Basin Lease Summary Source: Pinnacle Gas Resources, Inc. Offsetting operator activity helps confirm resource potential of PINN acreage Marathon

17 Montana Cross Section Map Source: Pinnacle Gas Resources, Inc. Resource potential estimates derived from extensive sub-surface data

18 Rockies Basis Update Significant historical volatility due to rapid production growth Unprecedented basis blow out in summer of 2007 Depressed PINN valuation = opportunity for QRCP Production increases outpaced pipeline capacity growth Exacerbated by: compressor station fire - 50% cut in pipeline capacity, pipeline maintenance, mild weather New capacity is having expected beneficial impact Can lock prices for 3 years at differentials near the 5-year median Key Capacity Additions Rockies Express (1.8-to-2 Bcf/d) in 1Q08 Fort Union Gas Gathering - additional 630 MMcf/d Grasslands Pipeline - additional 100 MMcf/d

19 Rockies Basis Differentials Source: Bloomberg Dramatic Improvement Since Deal Initially Struck

20 Northern Rockies Regulatory Update Drilling moratorium on federal leases in Montana Draft SEIS Release February 2007. Public comment period ended May 2007. Expect draft record of decision by mid-2008. On September 11, 2007, Ninth Circuit Federal Appeals Court rejected an appeal by the Northern Plains Resource Council. The ruling affirmed Judge Anderson's April, 2005 decision which will allow development of 500 wells per year on approximately 500,000 federal acres in Montana. On October 29, 2007, The Ninth Circuit Federal Appeals Court granted Pinnacle's motion to lift the stay and terminate the injunction. On January 8, 2008, Judge ruled against Forest Mars in fight over Pinnacle drilling on his Montana ranch

21 Growth Strategy Capitalize on leading positions in the Cherokee & Powder River Basins Execute development plan and drive organic growth Expand acreage position through leasing Pursue complementary acquisitions Pursue appropriate acquisitions in other oil and gas producing basins Export business model to other basins Looking for large acreage positions in other basins with emerging unconventional resource plays Partner with Quest Energy Partners on high PDP property acquisitions Grow Quest Midstream Partners Expand Cherokee Basin gathering system to benefit from wider development footprint and capture more third party volumes Pursue external acquisitions Hedge production to ensure our ability to maintain/grow Quest Energy Partners distributions Allow New Ventures to pursue early stage opportunities

22 Appendix

23 Comparable Company Analysis (dollars in millions, except per share data) Source: FBR Capital Markets

24 Transaction History 4Q06 & 1Q07: Senior managements hold initial transaction discussions April 2007: Boards & management of each company determine not to pursue combination May 2007: PINN completes IPO; QRCP decides to pursue formation of QELP June-September 2007: Merger discussions resume, financial advisors retained, financial analysis performed October 2007: Boards approve merger at 55% QRCP/45% PINN ownership, publicly announced December 2007: QRCP requests updated financial forecasts, including sensitivity cases, from Pinnacle January 2007: PINN provides updated financial forecasts and draft of 2007 year-end preliminary reserve reports January 2007: Quest & financial advisor conclude there exist material differences compared to forecast supplied in connection with approval of merger in October. January 2007: QRCP Board notifies PINN Board of its intent to make a Quest Adverse Recommendation Change January 2007: Pinnacle Board delivers letter detailing reasons why it believes no material adverse effect had occurred February 2007: PINN Board expresses concerns about Quest stockholder support for transaction. February 2007: Financial advisors review and analyze updated reserve and financial data from both companies and present to respective boards February 2007: Boards agree to revise merger at 60.5% QRCP/39.5% PINN ownership, publicly announced, preliminary joint proxy statement/prospectus filed with SEC

25 Why Did Quest Form Two MLPs? Re-capitalize balance sheet to provide the financial flexibility to pursue various types of accretive acquisitions Offer an attractive, tax-deferred yield to investors (including Quest Resource Corp.) MLPs are tax-efficient vehicles for owning energy-related assets with suitable levels of "free" cash flow Yield-based valuation has historically result in a cost of capital advantage for MLPs over traditional small-cap E&P companies Incentive distribution rights reward QRCP for successful execution of growth strategy Subordinated units owned by QRCP units provides distribution protection for common unit holders

26 Quest Energy Partners, L.P. Overview Partnership Description In November 2007, QRCP contributed all of its non- midstream assets in the Cherokee Basin to Quest Energy Partners (QELP) and sold 42% of the MLP in an initial public offering. 9.1 million common units at $18 per unit Proceeds from the offering were used to repay QRCP's existing indebtedness. QRCP controls all operations of QELP through its general partner ownership. QRCP plans to grow QELP through development of existing acreage and through external acquisitions. QRCP may partner with QELP on appropriate acquisitions. Incentive distribution rights reward QRCP for successful execution of growth strategy. Ownership Structure Incentive Structure Quest Resource Corporation (the Parent) 3.2 mm Common Units 8.9 mm Subordinated Units Quest Energy Service, LLC (the Management Company) Quest Energy GP, LLC (the General Partner) 0.432 mm General Partner Units Incentive Distribution Rights Quest Energy Partners, L.P. (the Partnership) Quest Cherokee, LLC (the Operating Company) (Gas and Oil Leases) Quest Cherokee Oilfield Service (Field Employees, Vehicles, & Equipment) Public Unit holders 9.1 mm Common Units 100.0% Ownership Interest 100.0% Ownership Interest 2.0% General Partner Interest 100.0% Ownership Interest 100.0% Ownership Interest 55.9% Limited Partner Interest 42.1% Limited Partner Interest (1) Assumes general partner contributes capital to maintain its 2% general partner interest.

27 Quest Midstream Partners, L.P. Overview Partnership Description In December 2006, QRCP contributed its midstream gathering assets to Quest Midstream (QMLP) and sold 49% of the MLP privately to institutional investors for $90 mm 4.86 mm common units at $18.50 per unit Institutional investors acquired an aggregate 15% interest in the general partner of QMLP Proceeds were used to repay $45 million of debt drawn on QRCP's revolving credit facility with the remainder reserved for future E&P development and acquisitions. QMLP owns and operates a gas gathering pipeline network of approximately 1,800 miles and 83 field compression units that serve QRCP's acreage position. Presently, the system has a maximum daily throughput of 90 mmcf/d and is operating at about 80% capacity In November 2007, QMLP paid $133 million for 1,100 miles of interstate gas transmission pipelines and approximately 15,000 horsepower of compression primarily serving end users in the Kansas City and Wichita markets. Acquisition was funded with $75 mm private placement ($20 per unit) and borrowings under new credit facility. QRCP plans to continue to use QMLP as a vehicle to make external midstream acquisitions. QELP's acreage in the Cherokee Basin is dedicated to QMLP's gathering system. QMLP has the right of first offer for QELP wells outside the Cherokee Basin. Ownership Structure Incentive Structure Quest Resource Corporation Bluestem Pipeline, LLC (Delaware LLC) Quest Midstream Partners, L.P. Quest Midstream GP, LLC (Delaware LLC) 85% (850 units) 35.7% (4.9 mm Class A & B subordinated units) 2% (0.276 mm GP units) 15% (150 units) 100% Outside Investors Approximately 62.3% (8.6 mm common units)

28 Quest Midstream Operations >1,800 mile gas gathering system serving Quest's acreage 90 Mmcf/d capacity, ~80% utilized, real-time monitoring Numerous interstate pipelines available ~6% of current volumes are third party Competitive advantages: Barrier to entry for others considering leasing acreage served by our gathering system Third parties pay 25% to 30% of revenue to access system 1,100 miles of interstate gas transmission pipelines and 15,000 hp of compression. Firm capacity, base revenue not dependent on throughput

29 Hedging Strategy % of PDP Volumes Hedged 2008-2010 Hedging Program Quest has hedged approximately 80% of its estimated Cherokee Basin net production from proved developed producing reserves through the fourth quarter of 2010 Plan to hedge a similar percentage of PDP on future acquisitions and opportunistically roll hedges forward (1) Quest Energy has entered into derivative contracts locking the basis differential on 1.46 Bcf at $1.03 per mcf.

Management Team

Jerry Cash **Chairman, CEO, and President**	❑ Founded predecessor entity in 1987 ❑ Chairman of the Board since November 2002 ❑ 25 years oil & gas industry experience
David Lawler **Chief Operating Officer**	❑ Prior positions with Shell E&P Company & Conoco, Inc. ❑ 16 years oil & gas experience in engineering/mgmt positions ❑ With QRCP since May 2007
David Grose **Chief Financial Officer**	❑ Former VP and CFO for Oxley Petroleum ❑ Former CFO of Bayard Drilling Technologies, Inc. ❑ With QRCP since June 2004
Richard Muncrief **President and COO** **Quest Midstream**	❑ Prior head of Burlington/ConocoPhillips, San Juan Basin ❑ 27 years oil & gas industry experience ❑ With QMLP since September 2007
Steve Hochstein **EVP Expl & Rsrc Dev**	❑ Veteran of Sonat Exploration Co./El Paso ❑ BS Geology with over 25 years of experience ❑ With QRCP since January 2006
Bryan Simmons **EVP A & D**	❑ 27 years oil/gas experience, 23 years at Sonat Expl. Co./El Paso ❑ Managerial and operational roles of increasing complexity ❑ Joined QRCP in 2006

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31 www.qrcp.net